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                                                           Exhibit 10.30

                                  AMENDMENT
                                      TO
                                LOAN AGREEMENT

     This Amendment to Loan Agreement is entered into as of February 28, 1997, by and between Silicon Valley Bank ("Bank") and Phoenix Technologies Ltd. ("Borrower").

                                   RECITALS

     Borrower and Bank are parties to that certain Loan Agreement dated as of February 29, 1996, as amended from time to time (the "Agreement"). Borrower and Bank desire to extend the term of the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, the parties agree as follows:

     1. The following term defined in Section 1.1 is amended to read as follows:

         "Maturity Date" means February 27, 1998.

     2.  Section 5.9 is amended to read as follows:

              5.9 TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each fiscal quarter, a Tangible Net Worth of not less than Fifty Two Million Dollars ($52,000,000).

     3.  Section 6.3 is amended to read as follows:

               6.3 MERGERS OR ACQUISITIONS. Without the prior written consent of Bank, merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person where the aggregate consideration paid in any fiscal year of the mergers, consolidations and acquisitions exceeds Twenty Million Dollars ($20,000,000), other than Permitted Investments.

     4.  Exhibit B is amended to read as Exhibit B attached hereto.

     5. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

     6. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

     7. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     8. As a condition to the effectiveness of this Amendment, Bank shall receive an amount equal to the Bank Expenses (not to exceed $2,000) incurred in connection with this Amendment.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                       PHOENIX TECHNOLOGIES LTD.


                                       By  /s/ Robert J. Riopel
                                          ----------------------------

                                       Title   VP Finance
                                             -------------------------


                                       SILICON VALLEY BANK


                                       By  /s/   T. Vert
                                          ----------------------------

                                       Title   SVP
                                             -------------------------

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                    CORPORATE RESOLUTIONS TO BORROW

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BORROWER:         PHOENIX TECHNOLOGIES LTD.

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     I, the undersigned Secretary or Assistant Secretary of Phoenix
Technologies Ltd. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

     I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

     BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

      NAMES                   POSITIONS                  ACTUAL SIGNATURES
      --------------------------------------------------------------------

Jack Kay                 President & CEO                /s/ Jack Kay
--------------------     ------------------------     --------------------------

                         VP, Finance, CEO
Robert J. Riopel         Secretary & Treasurer          /s/ Robert J. Riopel
--------------------     ------------------------     --------------------------


Julie Bonner-Watson        Controller                 /s/ Julie Bonner-Watson
--------------------     ------------------------     --------------------------


--------------------     ------------------------     --------------------------


--------------------     ------------------------     --------------------------

acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Amendment to Loan Agreement dated as of February 28, 1997 (the "Loan Agreement").

     EXECUTE NOTES. To execute and deliver to Bank the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     LETTERS OF CREDIT; FOREIGN EXCHANGE. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

     BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

     I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

     IN WITNESS WHEREOF, I have hereunto set my hand on March 13, 1997 and attest that the signatures set opposite the names listed above are their genuine signatures.


                                       CERTIFIED TO AND ATTESTED BY:


                                       X  /s/ Robert J. Riopel
                                        -----------------------------

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